___________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): October 18, 1996


          VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of September 26, 1996, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996C).

                             CLAYTON HOMES, INC.
                       VANDERBILT MORTGAGE AND FINANCE, INC.
       --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                       333-14033
         Tennessee                      33-88238                62-0997810
----------------------------          ------------            -------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)

4726 Airport Highway
Louisville, Tennessee                                             37777
----------------------                                          ----------
(Address of Principal                                           (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (423) 970-7200
                                                     -----------------
---------------------------------------------------------------------------
(Former Address:

---------------------------------------------------------------------------

Item 5.  Other Events
         ------------

Filing of Computational Materials.*
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, subsequent to the filing of this Current Report on Form 8-K (the "Form 8-K), Vanderbilt Mortgage and Finance, Inc. and Clayton Homes, Inc. (collectively, the "Company") are filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996C.

     In connection with the offering of the Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996C, Prudential Securities Incorporated, as one of the underwriters of the Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 1.

     In preparation of the Computational Materials, the assumptions set forth in the Prospectus Supplement were used.



_________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 18, 1996, and Prospectus Supplement dated October 18, 1996, of Vanderbilt Mortgage and Finance, Inc. and Clayton Homes, Inc. relating to Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996C.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.   Computational Materials.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


VANDERBILT MORTGAGE AND FINANCE, INC.



By: /s/ David R. Jordan
    ----------------------
    Name:  David R. Jordan
    Title: Vice President



CLAYTON HOMES, INC.



By: /s/ Joseph H. Stegmayer
    ------------------------------
    Name: Joseph H. Stegmayer
    Title: President


Dated:  October 18, 1996




                                Exhibit Index
                               -------------


Exhibit                                                                  Page
-------                                                                ----

1.   Computational Materials                                         6









			  Marketing Memorandum for
		  Vanderbilt Mortgage and Finance, Inc.,
	    Manufactured Housing Contract, Senior/Subordinate
	          Pass-Through Certificates, Series 1996C



The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Vanderbilt Mortgage and Finance, Series 1996C transaction, and not by or as agent for Vanderbilt Mortgage and Finance, Inc. or any of its affiliates (the "Sponsor"). The Sponsor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the disemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments.
You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.
In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.


		Vanderbilt Mortgage and Finance, Inc., Series 1996C

Title of Securities:     Vanderbilt Mortgage and Finance, Inc., Manufactured
			 Housing Contract Senior/Subordinate Pass-Through
			 Certificates, Series 1996C.


		Class      Class      Class      Class      Class      Class       Class       Class
		  A1         A2         A3         A4         A5         A6          B1        B2

Amount(000):	28,800     27,300    19,100      11,800    15,481       9,938      6,833      4,969

Coupon:	     [1ML+__bps]

Approx. Price:

Yield:

Spread:

Avg Life:	 1.051       3.051      5.052      7.060     9.767      13.766      6.869       14.389

Avg Life:	 1.051       3.051      5.052      7.060     9.767      11.953      6.869       11.220
To Call

1st Prin Pymt:	 11/07/96   11/07/98    12/07/00   12/07/02  11/07/04   10/07/08   11/07/01    01/07/06

Exp Mat:	 11/07/98   12/07/00    12/07/02   11/07/04  10/07/08   02/07/13   01/07/06    10/07/21

To 10% Call:     11/07/98   12/07/00    12/07/02   11/07/04  10/07/08   10/07/08   01/07/06    10/07/08

Stated Mat:      03/07/02   10/07/05    11/07/08   08/07/10  06/07/13   11/07/27   09/07/10    11/07/27

Expected
Settlement:     [10/24/96] [10/24/96] [10/24/96]  [10/24/96] [10/24/96] [10/24/96] [10/24/96] [10/24/96]

Pymt Delay:     0 Days       6 Days      6 Days     6 Days     6 Days     6 Days     6 Days      6 Days

Dated Date:     10/01/96    10/01/96    10/01/96   10/01/96   10/01/96   10/01/96   10/01/96   10/01/96

1st Pymt Date:  [11/7/96]  [11/7/96]   [11/7/96]  [11/7/96]  [11/7/96]  [11/7/96]  [11/7/96]  [11/7/96]

Rating:		 Aaa         Aaa        Aaa        Aaa        Aaa        Aa3        Baa2       Baa2


Pricing Date:	 [10/17/96]

Prepayment Speed:	 [175% MHP]

Class A1 Pass
Through Rate:		 The Class A1 Pass Through Rate will equal the lesser
                         of i) One Month LIBOR plus[ ____%] and ii) the weighted average gross coupon of the contracts less the 1.25% servicing fee.

Credit Enhancement:	 Subordination:  Expected subordination levels are as
			 follows:  (subject to change)

			 Class A1-A5:	AAA	[17.5%]
			 Class A6:	Aa3	[ 9.5%]
			 Class B1:	Baa2	[4.0%]

			 Corporate Guarantee:	 The Class B-2
                         Certificateholders will have the benefit of a limited guarantee of Clayton Homes, Inc. ("CHI") to protect against losses that would otherwise be absorbed by the Class B-2
                         Certificateholders.

			 Servicing Fee and Excess Servicing:
			 The servicing fee and excess servicing of the Contracts are subordinate to the Offered
			 Certificates on a monthly basis. Such rate is calculated as follows:

			 Gross WAC - WA Bond Coupon

	      THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.
              IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
              CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
              FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1996B

Cashflow Priority:

  PRICING
  BASE CASE	CLASS B DISTRIBUTION TEST IS MET:
		        1) Current interest and any previously unreimbursed
			   interest to Classes A1-A5 Certificates;
			2) Senior percentage of principal payments
			   sequentially to Classes A-1, A-2, A-3, A-4, and A-5 until such class is reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Clas A6 Certificates;
			4) Class A-6 percentage of principal payments to
			   Class A-6 until such class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class B1 Certificates;
			6) Class B percentage of principal payments to
			   Class B1 until such class is reduced to zero;
			7) Current interest and any previously unreimbursed
			   interest to Class B2 Certificates;
			8) Class B percentage of principal payments to
			   Class B2 until such class is reduced to zero;
			9) So long as Vanderbilt is the Servicer, any remainder
			   up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
		       10) Clayton Homes for any unreimbursed guaranteed
			   payments with respect to Class B2;
		       11) any remainder to the Class R Certificates.
		__________________________________________________
		|     |     |          |        |       |        |
		|     |     |          |   A4   |   A5  |   A6   |
		| A1  |  A2 |  A3  ____|________|_______|________|
		|     |     |      |      B1       |     B2      |
		|_____|_____|______|_______________|_____________|
				  5 yrs

		CLASS B DISTRIBUTION TEST IS NOT MET:
		        1) Current interest and any previously unreimbursed
			   interest to Classes A1-A5 Certificates;
			2) 100% of principal payments sequentially to Classes
			   A-1, A-2, A-3, A-4, and A-5 until such class is
			   reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Clas A6 Certificates;
			4) 100% of principal payments to Class A-6 until such
			   Class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class B1 Certificates;
			6) 100% of principal payments to Class B1 until such
			   Class is reduced to zero;
			7) Current interest and any previously unreimbursed
			   interest to Class B2 Certificates;
			8) 100% of principal payments to Class B2 until such
			   Class is reduced to zero;
			9) So long as Vanderbilt is the Servicer, any
                           remainder up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
		       10) Clayton Homes for any unreimbursed guaranteed
			   payments with respect to Class B2;
		       11) any remainder to the Class R Certificates.
	         _____________________________________________________
		|     |     |      |      |      |      |      |      |
		|     |     |      |      |      |      |      |      |
		| A1  |  A2 |  A3  |  A4  |  A5  |  A6  |  B1  |  B2  |
		|     |     |      |      |      |      |      |      |
                |_____|_____|______|______|______|______|______|______|

Class B Distribution
Test:		 The Class B Distribution Test is met if
		 1)  Remittance Date is on or after [Nov 2001]
		 2)  Class B Percentage is at least [16.625%]
		     (which is [1.75] times the original Class B
		     Percentage)
		 3) Cumulative Realized Losses do not exceed [7%] for year [2001], [8%] for year [2002], and [9%] for year [2003] and beyond of the Original Principal Balance of the Contracts
		 4)  Current Realized Loss Ratio does not exceed [2.75%]
		 5)  Average 60 Day Delinquency Ratio does not exceed [5%]
		 6)  Average 30 Day Delinquency Ratio does not exceed [7%]
		 7) Class B-2 Principal Balance must not be less than [$2,484,000]
		     (which represents approximately [2%] of the Total Original Contract Pool Principal Balance).

		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

		Vanderbilt Mortgage and Finance, Inc., Series 1996B


Cleanup Call:	 The Servicer may call the Certificates at par plus
		 accrued interest after the remaining pool balance of the Certificates is less than 10% of its original balance.

Payment Date:	 The 7th day of each month or, if such day is not a
		 business day, the next succeeding business day, beginning in November, 1996.

Interest
Accrual:	 Interest will accrue from the 1st day of the preceding
		 month until the 30th day of the preceding month for the Class A2, A3, A4, A5, A6, B1 and B2 certificates.
		 For the Class A1 certificates, interest will accrue from the 7th day of the preceeding month until the 6th day of the current month. For the first payment date, interest will accrue from the closing date to the first Payment Date for the class A1 certificates. For the Class A1 certificates, interest is calculated using an actual/360 day count. For the remainder of the certificate classes, interest is calculated using a 30/360 day count.

ERISA
Considerations:	 The Class A1, A2, A3, A4, and A5 Certificates will be
		 ERISA eligible. The Class A6, B1 and B2 Certificates are not ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA
Considerations:	 The Class A1, A2, A3, A4, A5, and A6 Certificates will
		 constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 "SMMEA". The Class B Certificates are not SMMEA eligible.

Type of Collateral:	15-30 Year Fixed Rate Manufactured Housing Contracts
  Number:		4,293
  Amount:		$ 124,221,906.53
  Avg Unpaid Balance:	$ 28,935.92
  Max Orig Balance:	$ 124,666.49
  WAC:			11.513%
  WAC Range:		7.750%-18.000%
  WAM:			182.168
  WA Orig Term:		184.158
  WALTV:		86.172%
  New:			76.57%
  Used:			23.43%
  Park:			29.42%
  Non-Park:		70.58%
  Single Wide:          51.52%
  Double Wide:          48.48%


Prospectus:	 The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus")Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                 Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $28,800,000.00                                                               DATED DATE: 10/24/96
  CURRENT COUPON:  5.495%                                  vmf6c                               FIRST PAYMENT: 11/07/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $28,800,000.00            BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 10/24/96

                                                 ASSUMED CONSTANT LIBOR-1M 5.3750
           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24        36.451      29.857      32.062      34.261      38.644      43.056
     99-24+       34.920      28.739      30.806      32.867      36.976      41.111
     99-25        33.390      27.622      29.551      31.474      35.309      39.167
     99-25+       31.860      26.504      28.295      30.081      33.641      37.224
     99-26        30.330      25.387      27.040      28.688      31.974      35.281
     99-26+       28.801      24.270      25.785      27.296      30.308      33.339
     99-27        27.272      23.153      24.531      25.904      28.642      31.397
     99-27+       25.743      22.037      23.276      24.512      26.976      29.455

     99-28        24.215      20.921      22.022      23.121      25.310      27.514
     99-28+       22.687      19.805      20.769      21.729      23.645      25.573
     99-29        21.159      18.689      19.515      20.339      21.981      23.633
     99-29+       19.632      17.574      18.262      18.948      20.316      21.693
     99-30        18.105      16.458      17.009      17.558      18.652      19.753
     99-30+       16.578      15.343      15.756      16.168      16.989      17.814
     99-31        15.052      14.229      14.504      14.778      15.325      15.876
     99-31+       13.526      13.114      13.252      13.389      13.662      13.938

    100-00        12.000      12.000      12.000      12.000      12.000      12.000
    100-00+       10.475      10.886      10.748      10.611      10.338      10.063
    100-01         8.950       9.772       9.497       9.223       8.676       8.126
    100-01+        7.425       8.659       8.246       7.835       7.015       6.190
    100-02         5.901       7.545       6.995       6.447       5.354       4.254
    100-02+        4.377       6.432       5.745       5.060       3.693       2.318
    100-03         2.853       5.320       4.495       3.672       2.033       0.383
    100-03+        1.330       4.207       3.245       2.286       0.373      -1.552

    100-04        -0.193       3.095       1.995       0.899      -1.287      -3.486
    100-04+       -1.716       1.983       0.746      -0.487      -2.946      -5.420
    100-05        -3.238       0.871      -0.503      -1.873      -4.605      -7.353
    100-05+       -4.760      -0.241      -1.752      -3.259      -6.263      -9.286
    100-06        -6.281      -1.352      -3.001      -4.644      -7.921     -11.218
    100-06+       -7.803      -2.463      -4.249      -6.029      -9.579     -13.150
    100-07        -9.324      -3.574      -5.497      -7.414     -11.236     -15.082
    100-07+      -10.844      -4.685      -6.745      -8.798     -12.893     -17.013

First Payment      0.036       0.036       0.036       0.036       0.036       0.036
Average Life       1.051       1.460       1.292       1.159       0.962       0.821
Last Payment       2.036       2.869       2.536       2.286       1.869       1.619

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $27,300,000.00                                                                  DATED DATE: 10/01/96
          COUPON:  6.420%                                  vmf6c                               FIRST PAYMENT: 11/07/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $27,300,000.00                 BOND A2 PRICE-YIELD TABLE                  YIELD TABLE DATE: 10/24/96

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         6.560       6.547       6.551       6.555       6.564       6.573
     99-24+        6.554       6.542       6.546       6.550       6.558       6.566
     99-25         6.548       6.538       6.541       6.545       6.551       6.558
     99-25+        6.542       6.534       6.536       6.539       6.545       6.551
     99-26         6.536       6.529       6.531       6.534       6.539       6.544
     99-26+        6.531       6.525       6.527       6.529       6.533       6.537
     99-27         6.525       6.520       6.522       6.523       6.526       6.529
     99-27+        6.519       6.516       6.517       6.518       6.520       6.522

     99-28         6.513       6.511       6.512       6.513       6.514       6.515
     99-28+        6.507       6.507       6.507       6.507       6.507       6.507
     99-29         6.501       6.503       6.502       6.502       6.501       6.500
     99-29+        6.496       6.498       6.497       6.496       6.495       6.493
     99-30         6.490       6.494       6.492       6.491       6.488       6.486
     99-30+        6.484       6.489       6.488       6.486       6.482       6.478
     99-31         6.478       6.485       6.483       6.480       6.476       6.471
     99-31+        6.472       6.481       6.478       6.475       6.469       6.464

    100-00         6.466       6.476       6.473       6.470       6.463       6.456
    100-00+        6.461       6.472       6.468       6.464       6.457       6.449
    100-01         6.455       6.467       6.463       6.459       6.451       6.442
    100-01+        6.449       6.463       6.458       6.454       6.444       6.435
    100-02         6.443       6.459       6.454       6.448       6.438       6.427
    100-02+        6.437       6.454       6.449       6.443       6.432       6.420
    100-03         6.432       6.450       6.444       6.438       6.425       6.413
    100-03+        6.426       6.445       6.439       6.432       6.419       6.406

    100-04         6.420       6.441       6.434       6.427       6.413       6.398
    100-04+        6.414       6.437       6.429       6.422       6.407       6.391
    100-05         6.408       6.432       6.424       6.416       6.400       6.384
    100-05+        6.403       6.428       6.420       6.411       6.394       6.377
    100-06         6.397       6.423       6.415       6.406       6.388       6.369
    100-06+        6.391       6.419       6.410       6.400       6.381       6.362
    100-07         6.385       6.415       6.405       6.395       6.375       6.355
    100-07+        6.379       6.410       6.400       6.390       6.369       6.348

First Payment      2.036       2.869       2.536       2.286       1.869       1.619
Average Life       3.051       4.171       3.725       3.358       2.794       2.389
Last Payment       4.119       5.619       4.953       4.536       3.786       3.203

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
/TABLE

 CURRENT BALANCE: $19,100,000.00                                                                  DATED DATE: 10/01/96
          COUPON:  6.750%                                  vmf6c                               FIRST PAYMENT: 11/07/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $19,100,000.00                 BOND A3 PRICE-YIELD TABLE                  YIELD TABLE DATE: 10/24/96

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         6.879       6.871       6.874       6.876       6.881       6.887
     99-24+        6.875       6.868       6.870       6.873       6.877       6.882
     99-25         6.871       6.866       6.867       6.869       6.873       6.877
     99-25+        6.867       6.863       6.864       6.866       6.869       6.873
     99-26         6.864       6.860       6.861       6.862       6.865       6.868
     99-26+        6.860       6.857       6.858       6.859       6.861       6.863
     99-27         6.856       6.854       6.854       6.855       6.857       6.859
     99-27+        6.852       6.851       6.851       6.852       6.853       6.854

     99-28         6.849       6.848       6.848       6.848       6.849       6.849
     99-28+        6.845       6.845       6.845       6.845       6.845       6.845
     99-29         6.841       6.842       6.842       6.841       6.841       6.840
     99-29+        6.837       6.839       6.839       6.838       6.837       6.835
     99-30         6.833       6.836       6.835       6.834       6.833       6.831
     99-30+        6.830       6.833       6.832       6.831       6.828       6.826
     99-31         6.826       6.830       6.829       6.827       6.824       6.821
     99-31+        6.822       6.827       6.826       6.824       6.820       6.817

    100-00         6.818       6.824       6.823       6.821       6.816       6.812
    100-00+        6.815       6.822       6.819       6.817       6.812       6.807
    100-01         6.811       6.819       6.816       6.814       6.808       6.803
    100-01+        6.807       6.816       6.813       6.810       6.804       6.798
    100-02         6.803       6.813       6.810       6.807       6.800       6.793
    100-02+        6.800       6.810       6.807       6.803       6.796       6.789
    100-03         6.796       6.807       6.804       6.800       6.792       6.784
    100-03+        6.792       6.804       6.800       6.796       6.788       6.780

    100-04         6.788       6.801       6.797       6.793       6.784       6.775
    100-04+        6.785       6.798       6.794       6.789       6.780       6.770
    100-05         6.781       6.795       6.791       6.786       6.776       6.766
    100-05+        6.777       6.792       6.788       6.782       6.772       6.761
    100-06         6.773       6.789       6.784       6.779       6.768       6.756
    100-06+        6.770       6.786       6.781       6.775       6.764       6.752
    100-07         6.766       6.784       6.778       6.772       6.759       6.747
    100-07+        6.762       6.781       6.775       6.769       6.755       6.742

First Payment      4.119       5.619       4.953       4.536       3.786       3.203
Average Life       5.052       6.881       6.196       5.571       4.616       3.949
Last Payment       6.119       8.286       7.536       6.786       5.619       4.703

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $11,800,000.00                                                                  DATED DATE: 10/01/96
          COUPON:  7.055%                                  vmf6c                               FIRST PAYMENT: 11/07/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $11,800,000.00                 BOND A4 PRICE-YIELD TABLE                  YIELD TABLE DATE: 10/24/96

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         7.184       7.180       7.181       7.182       7.186       7.190
     99-24+        7.181       7.177       7.178       7.180       7.183       7.186
     99-25         7.178       7.175       7.176       7.177       7.180       7.183
     99-25+        7.175       7.172       7.173       7.174       7.177       7.179
     99-26         7.172       7.170       7.171       7.172       7.173       7.176
     99-26+        7.170       7.168       7.168       7.169       7.170       7.172
     99-27         7.167       7.165       7.166       7.166       7.167       7.168
     99-27+        7.164       7.163       7.163       7.163       7.164       7.165

     99-28         7.161       7.161       7.161       7.161       7.161       7.161
     99-28+        7.158       7.158       7.158       7.158       7.158       7.158
     99-29         7.155       7.156       7.156       7.155       7.155       7.154
     99-29+        7.152       7.153       7.153       7.153       7.152       7.150
     99-30         7.149       7.151       7.151       7.150       7.148       7.147
     99-30+        7.146       7.149       7.148       7.147       7.145       7.143
     99-31         7.143       7.146       7.145       7.145       7.142       7.140
     99-31+        7.140       7.144       7.143       7.142       7.139       7.136

    100-00         7.138       7.142       7.140       7.139       7.136       7.132
    100-00+        7.135       7.139       7.138       7.136       7.133       7.129
    100-01         7.132       7.137       7.135       7.134       7.130       7.125
    100-01+        7.129       7.135       7.133       7.131       7.127       7.122
    100-02         7.126       7.132       7.130       7.128       7.124       7.118
    100-02+        7.123       7.130       7.128       7.126       7.120       7.114
    100-03         7.120       7.127       7.125       7.123       7.117       7.111
    100-03+        7.117       7.125       7.123       7.120       7.114       7.107

    100-04         7.114       7.123       7.120       7.118       7.111       7.104
    100-04+        7.112       7.120       7.118       7.115       7.108       7.100
    100-05         7.109       7.118       7.115       7.112       7.105       7.096
    100-05+        7.106       7.116       7.113       7.109       7.102       7.093
    100-06         7.103       7.113       7.110       7.107       7.099       7.089
    100-06+        7.100       7.111       7.108       7.104       7.096       7.086
    100-07         7.097       7.109       7.105       7.101       7.092       7.082
    100-07+        7.094       7.106       7.103       7.099       7.089       7.078

First Payment      6.119       8.286       7.536       6.786       5.619       4.703
Average Life       7.060       9.281       8.491       7.750       6.438       5.389
Last Payment       8.036      10.453       9.536       8.786       7.369       6.203

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
/TABLE

 CURRENT BALANCE: $15,481,000.00                                                                  DATED DATE: 10/01/96
          COUPON:  7.310%                                  vmf6c                               FIRST PAYMENT: 11/07/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $15,481,000.00                 BOND A5 PRICE-YIELD TABLE                  YIELD TABLE DATE: 10/24/96

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         7.441       7.439       7.439       7.440       7.442       7.445
     99-24+        7.439       7.437       7.437       7.438       7.440       7.442
     99-25         7.437       7.435       7.435       7.436       7.437       7.439
     99-25+        7.434       7.433       7.433       7.434       7.435       7.436
     99-26         7.432       7.431       7.431       7.431       7.432       7.434
     99-26+        7.430       7.429       7.429       7.429       7.430       7.431
     99-27         7.427       7.427       7.427       7.427       7.428       7.428
     99-27+        7.425       7.425       7.425       7.425       7.425       7.425

     99-28         7.423       7.423       7.423       7.423       7.423       7.423
     99-28+        7.420       7.421       7.421       7.420       7.420       7.420
     99-29         7.418       7.419       7.418       7.418       7.418       7.417
     99-29+        7.416       7.417       7.416       7.416       7.415       7.414
     99-30         7.413       7.415       7.414       7.414       7.413       7.412
     99-30+        7.411       7.413       7.412       7.412       7.410       7.409
     99-31         7.409       7.411       7.410       7.409       7.408       7.406
     99-31+        7.406       7.409       7.408       7.407       7.406       7.404

    100-00         7.404       7.407       7.406       7.405       7.403       7.401
    100-00+        7.402       7.405       7.404       7.403       7.401       7.398
    100-01         7.399       7.403       7.402       7.401       7.398       7.395
    100-01+        7.397       7.401       7.400       7.398       7.396       7.393
    100-02         7.395       7.399       7.397       7.396       7.393       7.390
    100-02+        7.393       7.397       7.395       7.394       7.391       7.387
    100-03         7.390       7.395       7.393       7.392       7.388       7.384
    100-03+        7.388       7.393       7.391       7.390       7.386       7.382

    100-04         7.386       7.391       7.389       7.387       7.384       7.379
    100-04+        7.383       7.389       7.387       7.385       7.381       7.376
    100-05         7.381       7.387       7.385       7.383       7.379       7.373
    100-05+        7.379       7.385       7.383       7.381       7.376       7.371
    100-06         7.376       7.383       7.381       7.379       7.374       7.368
    100-06+        7.374       7.381       7.379       7.376       7.371       7.365
    100-07         7.372       7.379       7.377       7.374       7.369       7.363
    100-07+        7.369       7.377       7.374       7.372       7.367       7.360

First Payment      8.036      10.453       9.536       8.786       7.369       6.203
Average Life       9.767      12.162      11.362      10.541       9.046       7.744
Last Payment      11.953      13.953      13.369      12.703      11.203       9.703

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
/TABLE

 CURRENT BALANCE: $9,938,000.00                                                                   DATED DATE: 10/01/96
          COUPON:  7.630%                                  vmf6c                               FIRST PAYMENT: 11/07/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $9,938,000.00                  BOND A6 PRICE-YIELD TABLE                  YIELD TABLE DATE: 10/24/96

                                                      PREPAYMENT SPEED

					****** MATURITY *******

           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         7.767       7.766       7.767       7.767       7.768       7.769
     99-24+        7.765       7.764       7.765       7.765       7.766       7.767
     99-25         7.763       7.763       7.763       7.763       7.764       7.764
     99-25+        7.762       7.761       7.761       7.761       7.762       7.762
     99-26         7.760       7.759       7.759       7.759       7.760       7.760
     99-26+        7.758       7.757       7.757       7.758       7.758       7.758
     99-27         7.756       7.756       7.756       7.756       7.756       7.756
     99-27+        7.754       7.754       7.754       7.754       7.754       7.754

     99-28         7.752       7.752       7.752       7.752       7.752       7.752
     99-28+        7.750       7.750       7.750       7.750       7.750       7.750
     99-29         7.748       7.748       7.748       7.748       7.748       7.748
     99-29+        7.746       7.747       7.747       7.746       7.746       7.746
     99-30         7.744       7.745       7.745       7.745       7.744       7.744
     99-30+        7.742       7.743       7.743       7.743       7.742       7.742
     99-31         7.741       7.741       7.741       7.741       7.740       7.739
     99-31+        7.739       7.740       7.739       7.739       7.738       7.737

    100-00         7.737       7.738       7.738       7.737       7.736       7.735
    100-00+        7.735       7.736       7.736       7.735       7.734       7.733
    100-01         7.733       7.734       7.734       7.733       7.732       7.731
    100-01+        7.731       7.733       7.732       7.732       7.731       7.729
    100-02         7.729       7.731       7.730       7.730       7.729       7.727
    100-02+        7.727       7.729       7.729       7.728       7.727       7.725
    100-03         7.725       7.727       7.727       7.726       7.725       7.723
    100-03+        7.724       7.725       7.725       7.724       7.723       7.721

    100-04         7.722       7.724       7.723       7.722       7.721       7.719
    100-04+        7.720       7.722       7.721       7.721       7.719       7.717
    100-05         7.718       7.720       7.719       7.719       7.717       7.715
    100-05+        7.716       7.718       7.718       7.717       7.715       7.713
    100-06         7.714       7.717       7.716       7.715       7.713       7.710
    100-06+        7.712       7.715       7.714       7.713       7.711       7.708
    100-07         7.710       7.713       7.712       7.711       7.709       7.706
    100-07+        7.708       7.711       7.710       7.710       7.707       7.704

First Payment     11.953      13.953      13.369      12.703      11.203       9.703
Average Life      13.766      15.629      15.018      14.400      13.118      11.836
Last Payment      16.286      17.536      17.203      16.786      15.786      14.536

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
/TABLE

 CURRENT BALANCE: $6,833,000.00                                                                   DATED DATE: 10/01/96
          COUPON:  7.530%                                  vmf6c                               FIRST PAYMENT: 11/07/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $6,833,000.00                  BOND B1 PRICE-YIELD TABLE                  YIELD TABLE DATE: 10/24/96

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         7.673       7.671       7.672       7.673       7.674       7.674
     99-24+        7.670       7.669       7.669       7.670       7.670       7.671
     99-25         7.667       7.666       7.667       7.667       7.667       7.668
     99-25+        7.664       7.663       7.664       7.664       7.664       7.665
     99-26         7.661       7.660       7.661       7.661       7.661       7.662
     99-26+        7.658       7.657       7.658       7.658       7.658       7.658
     99-27         7.655       7.655       7.655       7.655       7.655       7.655
     99-27+        7.652       7.652       7.652       7.652       7.652       7.652

     99-28         7.649       7.649       7.649       7.649       7.649       7.649
     99-28+        7.646       7.646       7.646       7.646       7.646       7.646
     99-29         7.643       7.643       7.643       7.643       7.643       7.643
     99-29+        7.640       7.641       7.640       7.640       7.640       7.639
     99-30         7.637       7.638       7.637       7.637       7.637       7.636
     99-30+        7.634       7.635       7.634       7.634       7.634       7.633
     99-31         7.631       7.632       7.631       7.631       7.630       7.630
     99-31+        7.628       7.629       7.628       7.628       7.627       7.627

    100-00         7.625       7.627       7.626       7.625       7.624       7.624
    100-00+        7.622       7.624       7.623       7.622       7.621       7.621
    100-01         7.619       7.621       7.620       7.619       7.618       7.617
    100-01+        7.616       7.618       7.617       7.616       7.615       7.614
    100-02         7.613       7.615       7.614       7.613       7.612       7.611
    100-02+        7.610       7.613       7.611       7.610       7.609       7.608
    100-03         7.607       7.610       7.608       7.607       7.606       7.605
    100-03+        7.604       7.607       7.605       7.604       7.603       7.602

    100-04         7.601       7.604       7.602       7.601       7.600       7.598
    100-04+        7.597       7.601       7.599       7.598       7.597       7.595
    100-05         7.594       7.599       7.596       7.595       7.594       7.592
    100-05+        7.591       7.596       7.593       7.592       7.591       7.589
    100-06         7.588       7.593       7.591       7.589       7.588       7.586
    100-06+        7.585       7.590       7.588       7.586       7.584       7.583
    100-07         7.582       7.587       7.585       7.583       7.581       7.580
    100-07+        7.579       7.585       7.582       7.581       7.578       7.576

First Payment      5.036       5.286       5.036       5.036       5.036       5.036
Average Life       6.869       7.640       7.211       7.027       6.730       6.497
Last Payment       9.203      10.536       9.869       9.536       8.869       8.453

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
/TABLE

 CURRENT BALANCE: $4,969,000.00                                                                   DATED DATE: 10/01/96
          COUPON:  8.045%                                  vmf6c                               FIRST PAYMENT: 11/07/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $4,969,000.00                  BOND B2 PRICE-YIELD TABLE                  YIELD TABLE DATE: 10/24/96

                                                      PREPAYMENT SPEED

					****** MATURITY *******

           PRICING SPEED
                  175.0%     100.00%     125.00%     150.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP

     99-24         8.195       8.195       8.195       8.195       8.196       8.196
     99-24+        8.193       8.193       8.193       8.193       8.194       8.194
     99-25         8.192       8.191       8.191       8.191       8.192       8.192
     99-25+        8.190       8.189       8.189       8.189       8.190       8.190
     99-26         8.188       8.187       8.187       8.188       8.188       8.188
     99-26+        8.186       8.185       8.186       8.186       8.186       8.186
     99-27         8.184       8.184       8.184       8.184       8.184       8.184
     99-27+        8.182       8.182       8.182       8.182       8.182       8.182

     99-28         8.180       8.180       8.180       8.180       8.180       8.180
     99-28+        8.178       8.178       8.178       8.178       8.178       8.178
     99-29         8.176       8.176       8.176       8.176       8.176       8.176
     99-29+        8.174       8.174       8.174       8.174       8.174       8.174
     99-30         8.172       8.173       8.172       8.172       8.172       8.172
     99-30+        8.170       8.171       8.171       8.170       8.170       8.170
     99-31         8.168       8.169       8.169       8.168       8.168       8.167
     99-31+        8.166       8.167       8.167       8.166       8.166       8.165

    100-00         8.164       8.165       8.165       8.165       8.164       8.163
    100-00+        8.162       8.163       8.163       8.163       8.162       8.161
    100-01         8.160       8.162       8.161       8.161       8.160       8.159
    100-01+        8.158       8.160       8.159       8.159       8.158       8.157
    100-02         8.156       8.158       8.157       8.157       8.156       8.155
    100-02+        8.155       8.156       8.156       8.155       8.154       8.153
    100-03         8.153       8.154       8.154       8.153       8.152       8.151
    100-03+        8.151       8.152       8.152       8.151       8.150       8.149

    100-04         8.149       8.151       8.150       8.149       8.148       8.147
    100-04+        8.147       8.149       8.148       8.147       8.146       8.145
    100-05         8.145       8.147       8.146       8.145       8.144       8.143
    100-05+        8.143       8.145       8.144       8.144       8.142       8.141
    100-06         8.141       8.143       8.142       8.142       8.140       8.139
    100-06+        8.139       8.142       8.141       8.140       8.138       8.137
    100-07         8.137       8.140       8.139       8.138       8.136       8.135
    100-07+        8.135       8.138       8.137       8.136       8.134       8.133

First Payment      9.203      10.536       9.869       9.536       8.869       8.453
Average Life      14.389      16.192      15.473      14.902      13.918      13.043
Last Payment      24.953      24.953      24.953      24.953      24.953      24.953


                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

_____________________________________________________________________________
     -  VANDERBILT 6C
     -  $124,221,906.53
     -  Asset Backed Collateral
_____________________________________________________________________________
Cut-off Date:                                             9/25/96

Product:                                               Man. House

Number of Mortgage Loans:                                   4,293

Aggregate Unpaid Principal Balance:               $124,221,906.53
Aggregate Original Principal Balance:             $125,055,921.58

Weighted Average Gross Coupon:                            11.513%
Gross Coupon Range:                             7.750% -  18.000%
_____________________________________________________________________________
Average Unpaid Principal Balance:                      $28,935.92
Average Original Principal Balance:                    $29,130.19

Maximum Unpaid Principal Balance:                     $124,583.88
Minimum Unpaid Principal Balance:                       $4,074.00

Maximum Original Principal Balance:                   $124,666.49
Minimum Original Principal Balance:                     $4,074.00

Weighted Avg. Stated Rem. Term
(LPD to Mat Date):                                        182.168
Stated Rem Term Range:                          48.000 -  360.000

Weighted Average Age
(Original-term - Rem Term):                                 1.990
Age Range:                                       0.000 -  127.000

Weighted Average Original Term:                           184.158
Original Term Range:                            48.000 -  360.000

Weighted Average Original LTV:                             86.172
Original LTV Range:                            21.266% - 100.000%

_____________________________________________________________________________

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
           PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
_____________________________________________________________________________


                              GEOGRAPHIC DISTRIBUTION
_____________________________________________________________________
                                  Current
     State     # Loans            Balance            % Pool
Alabama             28              $695,546            .56
Arkansas            11              $325,899            .26
Arizona             49            $1,665,447           1.34
California           2               $55,328            .04
Colorado            45            $1,647,529           1.33
Dist of Col          1               $30,674            .02
Delaware            14              $435,547            .35
Florida            174            $4,743,545           3.82
Georgia             78            $1,838,972           1.48
Iowa                11              $312,490            .25
Illinois            10              $271,699            .22
Indiana             31              $841,081            .68
Kansas               2               $83,712            .07
Kentucky           229            $6,023,376           4.85
Louisiana           82            $2,554,313           2.06
Maryland            10              $324,623            .26
Michigan             5              $158,353            .13
Missouri            35            $1,240,042           1.00
Mississippi         37              $959,270            .77
Montana              2               $45,652            .04
North Carolina     851           $24,720,198          19.90
New Jersey           4              $105,100            .08
New Mexico          34            $1,190,429            .96
Nevada               7              $201,999            .16
New York            15              $403,305            .32
Ohio                52            $1,422,329           1.14
Oklahoma            57            $2,195,611           1.77
Pennsylvania        12              $259,199            .21
South Carolina     452           $12,617,366          10.16
South Dakota         1                $8,127            .01
Tennessee          690           $19,016,447          15.31
Texas              942           $28,201,040          22.70
Virginia           313            $9,433,021           7.59
West Virgina         7              $194,641            .16
_____________________________________________________________
Total.....       4,293          $124,221,907         100.00%
=============================================================


                             YEAR OF ORIGINATION
_____________________________________________________________________________
Year of Origination        # of Loans       Current Balance       % of Pool

    1986                        4                 $57,990            .05
    1987                        1                 $13,200            .01
    1988                        4                 $69,479            .06
    1989                        6                $116,109            .09
    1990                       27                $545,319            .44
    1991                       22                $467,423            .38
    1992                        5                $122,494            .10
    1993                        1                 $27,676            .02
    1994                       24                $660,938            .53
    1995                       23                $710,737            .57
    1996                    4,176            $121,430,541          97.75
_____________________________________________________________________________
Total...                    4,293            $124,221,907         100.00%
=============================================================================

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
          PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           ORIGINAL MORTGAGE BALANCES
_______________________________________________________________________
                                                 Total
                                # of            Current
    Original Loan Amount        Loans           Balance
          Balance <=   5,000        3              13,307      0.01
  5,000 < Balance <=  10,000      176           1,441,939      1.16
 10,000 < Balance <=  15,000      446           5,595,769      4.50
 15,000 < Balance <=  20,000      574           9,981,631      8.04
 20,000 < Balance <=  25,000      697          15,580,291     12.54
 25,000 < Balance <=  30,000      646          17,482,137     14.07
 30,000 < Balance <=  35,000      550          17,634,251     14.20
 35,000 < Balance <=  40,000      395          14,666,295     11.81
 40,000 < Balance <=  45,000      247          10,433,928      8.40
 45,000 < Balance <=  50,000      188           8,908,232      7.17
 50,000 < Balance <=  55,000      135           7,062,673      5.69
 55,000 < Balance <=  60,000       96           5,499,642      4.43
 60,000 < Balance <=  65,000       50           3,101,845      2.50
 65,000 < Balance <=  70,000       35           2,351,427      1.89
 70,000 < Balance <=  75,000       15           1,086,178      0.87
 75,000 < Balance <=  80,000       18           1,385,684      1.12
 80,000 < Balance <=  85,000       10             821,294      0.66
 85,000 < Balance <=  90,000        5             436,151      0.35
 90,000 < Balance <=  95,000        1              91,370      0.07
 95,000 < Balance <= 100,000        1              96,151      0.08
100,000 < Balance <= 105,000        1             104,839      0.08
105,000 < Balance <= 110,000        3             322,291      0.26
120,000 < Balance <= 125,000        1             124,584      0.10
_______________________________________________________________________
Total...                        4,293        $124,221,907    100.00%
=======================================================================


                                   LTV RANGE
______________________________________________________________
           LTV                            Current        %
          RANGE              # Loans      Balance        Pool
  0.000 < LTV <=  60.000       168       $3,910,989      3.15
 60.000 < LTV <=  65.000       119       $2,708,194      2.18
 65.000 < LTV <=  70.000       146       $4,105,540      3.31
 70.000 < LTV <=  75.000       205       $6,296,557      5.07
 75.000 < LTV <=  80.000       303       $9,297,879      7.48
 80.000 < LTV <=  85.000       525      $14,651,881     11.79
 85.000 < LTV <=  90.000       641      $18,959,530     15.26
 90.000 < LTV <=  91.000       757      $22,534,532     18.14
 91.000 < LTV <=  94.000       311       $8,239,015      6.63
 94.000 < LTV <=  96.000       949      $29,388,201     23.66
 96.000 < LTV <= 100.000       169       $4,129,588      3.32
_______________________________________________________________
Total.....                   4,293     $124,221,907    100.00%
===============================================================

                                    GROSS COUPON
________________________________________________________________________
             Gross                                 Current
             Coupon               # Loans          Balance       % Pool
 7.00% < Gross Coupon <=  8.00%        3          $234,605.02       .19
 8.00% < Gross Coupon <=  9.00%       48        $2,507,190.99      2.02
 9.00% < Gross Coupon <= 10.00%      291       $10,614,889.55      8.55
10.00% < Gross Coupon <= 11.00%      991       $30,543,302.48     24.59
11.00% < Gross Coupon <= 12.00%    1,303       $44,042,505.92     35.45
12.00% < Gross Coupon <= 13.00%    1,061       $26,653,337.04     21.46
13.00% < Gross Coupon <= 14.00%      414        $7,022,421.00      5.65
14.00% < Gross Coupon <= 15.00%      104        $1,688,593.35      1.36
15.00% < Gross Coupon <= 16.00%        9          $136,665.87       .11
16.00% < Gross Coupon <= 17.00%        9          $107,729.21       .09
17.00% < Gross Coupon <= 18.00%       60          $670,666.10       .54
_________________________________________________________________________
Total.....                         4,293      $124,221,906.53    100.00%
=========================================================================

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER,
                PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                REMAINING TERM
_________________________________________________________
                           # of        Current      % of
     Remaining Term        Loans       Balance      Pool
 36 < Rem Term <=  48         18       $145,455      .12
 48 < Rem Term <=  60        154     $1,710,946     1.38
 60 < Rem Term <=  72         34       $433,342      .35
 72 < Rem Term <=  84        381     $6,137,360     4.94
 84 < Rem Term <=  96         61       $930,607      .75
 96 < Rem Term <= 108        307     $7,142,666     5.75
108 < Rem Term <= 120        445     $8,370,106     6.74
120 < Rem Term <= 132         70     $1,802,794     1.45
132 < Rem Term <= 144        317     $7,518,105     6.05
144 < Rem Term <= 156        147     $4,570,956     3.68
156 < Rem Term <= 168         54     $1,454,402     1.17
168 < Rem Term <= 180        816    $23,340,325    18.79
180 < Rem Term <= 192        322    $12,249,553     9.86
192 < Rem Term <= 204        346    $13,478,612    10.85
204 < Rem Term <= 216         87     $3,761,431     3.03
216 < Rem Term <= 228         72     $2,929,912     2.36
228 < Rem Term <= 240        477    $18,187,330    14.64
240 < Rem Term <= 252          5       $254,479      .20
252 < Rem Term <= 264          9       $554,126      .45
264 < Rem Term <= 276          3       $176,084      .14
276 < Rem Term <= 288          1        $40,019      .03
288 < Rem Term <= 300        153     $8,238,101     6.63
348 < Rem Term <= 360         14       $795,197      .64
_________________________________________________________
Total.....                 4,293   $124,221,907   100.00%
=========================================================